Exhibit 10.21

EXECUTION COPY

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of this     19th     day of March, 2010, by and between GS Maritime Holding LLC, a Delaware limited liability company (the “Company”), and John Patrick Binion, an individual (the “Joined Party”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the LLC Agreement (as hereinafter defined) or the Registration Rights Agreement (as hereinafter defined), as applicable.

WHEREAS, concurrently with the execution and delivery of this Joinder Agreement, the Joined Party has entered into that certain (i) Subscription Agreement, by and between the Joined Party and the Company (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Subscription Agreement”), pursuant to which, and subject to the terms set forth therein, the Joined Party is purchasing 289 Class A Units of the Company, and (ii) Profit Unit Grant Agreement, by and between the Joined Party and the Company (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Profit Unit Grant Agreement”), pursuant to which, and subject to the terms set forth therein, the Joined Party is being granted 1,838 Profit Units of the Company;

WHEREAS, pursuant to the terms set forth in Section 3.4 of that certain Limited Liability Company Agreement of the Company, dated as of December 4, 2007, by and among the Company and the other parties named therein, a copy of which is attached as Exhibit A hereto (as the same may be amended, amended and restated, modified or supplemented from time to time, the “LLC Agreement”), if any Units are issued by the Company from time to time to any Person that is not a Member, then, as a condition precedent to any such issuance, such Person shall become a Member under the LLC Agreement; and

WHEREAS, the Joined Party and the Company are entering into this Joinder Agreement to (a) satisfy the requirements set forth in Section 3.4 of the LLC Agreement and (b) join the Joined Party as a party to that certain Registration Rights Agreement, dated as of December 4, 2007, by and among the Company and the other parties named therein, a copy of which is attached as Exhibit B hereto (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the parties hereto hereby agree as follows:

1.	Joinder.

(a) Upon his execution and delivery of this Joinder Agreement, the Joined Party shall be deemed to have become a party to and bound by, and shall comply with all of the provisions of, the LLC Agreement in the same manner as if the Joined Party were an original signatory thereto, with the Joined Party being a “Member,” a “Class A Unitholder” and a “Management Member” for all purposes of the LLC Agreement, it being understood and agreed that the Joined Party shall have all of the rights of a “Member,” a “Class A Unitholder” and a “Management Member” under the LLC Agreement, and shall be subject to all of the obligations of a “Member,” “Class A Unitholder” and a “Management Member” thereunder. In connection with the consummation of the transactions contemplated by the Subscription Agreement and the Profit Unit Grant Agreement, the Company and the Joined Party hereby acknowledge and agree that Schedule A, Schedule B and Schedule C to the LLC Agreement shall be amended and restated to read as set forth on Schedule A, Schedule B and Schedule C, respectively, to this Agreement.

(b) Upon his execution and delivery of this Joinder Agreement, the Joined Party shall be deemed to have become a party to and bound by, and shall comply with all of the provisions of, the Registration Rights Agreement in the same manner as if the Joined Party were an original signatory thereto, with the Joined Party being a “Holder” and a “Management Investor” for all purposes of the Registration Rights Agreement, it being understood and agreed that the Joined Party shall have all of the rights of a “Holder” and a “Management Investor” under the Registration Rights Agreement, and shall be subject to all of the obligations of a “Holder” and a “Management Investor” thereunder.

2.	Miscellaneous.

(a) Headings. The headings in the Sections of this Agreement are inserted for convenience of reference only and shall not affect or be deemed to affect the meaning of any provision of this Agreement.

(b) Entire Agreement. This Agreement, the LLC Agreement, the Registration Rights Agreement, the Subscription Agreement and the Profit Unit Grant Agreement constitute the full and entire agreement of the Company and the Joined Party with respect to the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the transactions contemplated hereby or by the other agreements referred to in the immediately preceding sentence, other than those expressly set forth or referred to herein and other than those set forth in the other agreements referred to in the immediately preceding sentence. This Agreement and the other agreements referred to in the second immediately preceding sentence supersede all prior agreements and understandings among the parties with respect to the subject matter hereof and thereof.

(c) Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the remainder of this Agreement or any valid clause of any invalid portion.

(d) Amendments; Waivers. This Agreement may be amended, modified or supplemented, and the enforcement of any provision hereof may be waived, with, and only with, (i) in the case of an amendment, modification or supplementation, the prior written consent of the Company and the Joined Party and (ii) in the case of a waiver, the Person or Persons who are waiving rights hereunder.

(e) Governing Law; Jurisdiction; Waiver of Jury Trial. The domestic law, without regard to conflicts of laws principles, of the State of New York will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any action, suit or proceeding relating thereto except in such courts, and further agree that service of any process, summons, notice or document by U.S. registered mail to its address set forth on the signature page hereof shall be effective service of process for any action, suit or proceeding brought against such party in any such court). The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(f) Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile), each of which will be deemed an original but all of which will constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.

GS MARITIME HOLDING LLC

By:	/s/ Sal Litrico
	Name:	Sal Litrico
	Title:	President/CEO

/s/ John P. Binion
Name: John Patrick Binion